Financial risk management - Disclosure of reconciliation of the Group's cash net of debt (Detail) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Summary of reconciliation of the Groups cash net of debt [Line Items]
Cash and cash equivalents	€ 28,130	€ 91,897
Non-current borrowings	(32,381)	(18,115)
Current borrowings	(35,720)	(15,370)
Borrowings	(68,101)	(33,485)	€ (66,771)
Bank overdrafts	(280)	(148)
Cash net of debt	€ (40,251)	€ 58,264